EXHIBIT 99.3

WINSONIC DIGITAL MEDIA GROUP, LTD.
(A DEVELOPMENT STAGE COMPANY)
and
AUTOMATED INTERIORS, LLC
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
For the Year Ended December 31, 2005, and the Three Months Ended March 31, 2006

The following unaudited pro forma consolidated combined condensed financial statements have been prepared to give effect to the acquisition of Automated Interiors, LLC (“AI”) by Winsonic Digital Media Group, Ltd. (“WDMG” or the “Company”), using the purchase method of accounting and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated combined condensed financial statements. These pro forma statements were prepared as if this transaction had been completed as of January 1, 2005 and January 1, 2006 for combined condensed statements of operation purposes, and as of December 31, 2005 and March 31, 2006 for combined condensed balance sheet purposes.

The unaudited pro forma consolidated combined condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had this transaction occurred on January 1, 2005 for the consolidated combined condensed statement of operations purposes and as of March 31, 2006 for consolidated combined condensed balance sheet purposes, nor is it necessarily indicative of the future financial position or results of operation.

WINSONIC DIGITAL MEDIA GROUP, LTD.
(A DEVELOPMENT STAGE COMPANY)
and
AUTOMATED INTERIORS, LLC
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
As of December 31, 2005

ASSETS

	WDMG	AI	Combined	Pro Forma Adjustments		Pro Forma As Adjusted
ASSETS:
Current assets:
Cash	$-	$28,711	$28,711			$28,711
Prepaid expense	16,476	2,320	18,796			18,796
Accounts receivable	-	152,658	152,658			152,658
Construction in progress	-	97,928	97,928			97,928
Total current assets	16,476	281,617	298,093			298,093
Fixed assets:
Computer and transportation equipment	977,669	74,631	1,052,300			1,052,300
Infrastructure	158,400	-	158,400			158,400
Software	82,899	-	82,899			82,899
Furniture & Fixtures	36,682	-	36,682			36,682
Less: Accumulated depreciation	(614,194)	(6,067)	(620,261)			(620,261)
Total fixed assets	641,456	68,564	710,020			710,020

Goodwill	-	-	-	95,451	(a)	95,451
TOTAL ASSETS	$657,932	$350,181	$1,008,113			$1,103,564

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

Current liabilities:
Accounts payable and accrued expenses	$2,094,824	$9,605	$2,104,429			$2,104,429
Bank overdraft liability	14,468	-	14,468			14,468
Accrued payroll and related taxes	1,353,053	-	1,353,053			1,353,053
Legal settlement liabilities	1,020,000	-	1,020,000			1,020,000
Loans payable	383,357	-	383,357			383,357
Loan payable - related party	435,398	11,400	446,798			446,798
Progress Billings	-	114,500	114,500			114,500
Derivative laibility related to convertible debentures	82,483	-	82,483			82,483
Warrant liability related to convertible debentures	23,406	-	23,406			23,406
Convertible debentures	1,122,639	-	1,122,639			1,122,639
Current portion of long-term debt	-	7,900	7,900			7,900
Total current laibilities	6,529,628	143,405	6,673,033			6,673,033
Notes payable	-	133,326	133,326			133,326

TOTAL LIABILITIES	6,529,628	276,731	6,806,359			6,806,359

Stockholders' equity (deficit):
Common stock	40,205	-	40,205	412	(a)	40,617
Additional paid-in capital - Common stock	6,517,807	-	6,517,807	168,489	(a)	6,686,296
Common stock payable	20,000	-	20,000			20,000
Members' equity	-	73,450	73,450	(73,450)	(a)	-
Accumulated (deficit) during development stage	(12,449,708)	-	(12,449,708)			(12,449,708)
Total stockholders' deficit	(5,871,696)	73,450	(5,798,246)			(5,702,795)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$657,932	$350,181	$1,008,113			$1,103,564

WINSONIC DIGITAL MEDIA GROUP, LTD.
(A DEVELOPMENT STAGE COMPANY)
and
AUTOMATED INTERIORS, LLC
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
As of December 31, 2005

	WDMG	AI	Pro Forma Adjustments		Combined As Adjusted
REVENUE	$-	$1,022,027			$1,022,027

COST OF GOODS SOLD	441,204	728,944			1,170,148

GROSS PROFIT	(441,204)	293,083			(148,121)

EXPENSES
Selling, general and administrative	1,262,278	68,690			1,330,968
Selling, general and administrative - related party	1,336,502	48,048			1,384,550
Consulting services - related party	945,334	-			945,334
Depreciation expense	344,720	5,567			350,287
Total expenses	3,888,834	122,305			4,011,139

OPERATING INCOME (LOSS)	(4,330,038)	170,778			(4,159,260)

OTHER INCOME (EXPENSES)
Interest expense	(1,198,096)	(1,482)			(1,199,578)
Interest income	473	-			473
Unrealized gain on adjustment of derivative and warrant liability to fair value of underlying securities	1,422,048	-			1,422,048

Total other income (expense)	224,425	(1,482)			222,943

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(4,105,613)	169,296			(3,936,317)
			(57,560)	(a)
Provision for income taxes	-	-	57,560	(b)	-
NET INCOME (LOSS)	$(4,105,613)	$169,296			$(3,936,317)

Basic weighted common shares outstanding	40,654,556	411,956			41,066,512

Net income (loss) per basic share	$(0.10)	$0.41			$(0.10)

WINSONIC DIGITAL MEDIA GROUP, LTD.
(A DEVELOPMENT STAGE COMPANY)
and
AUTOMATED INTERIORS, LLC
UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
As of March 31, 2006

ASSETS
	WDMG	AI	Combined	Pro Forma Adjustments		Pro Forma As Adjusted
ASSETS:
Current assets:
Cash	$59,849	$17,374	$77,223			$77,223
Prepaid expense	33,723	2,320	36,043			36,043
Loan receivable	39,350	-	39,350			39,350
Accounts receivable	-	248,774	248,774			248,774
Construction in progress	-	4,455	4,455			4,455
Total current assets	132,922	272,923	405,845			405,845
Fixed assets:
Computer and transportation equipment	1,066,682	74,630	1,141,312			1,141,312
Infrastructure	158,400	-	158,400			158,400
Software	82,899	-	82,899			82,899
Furniture & Fixtures	79,616	4,082	83,698			83,698
Less: Accumulated depreciation	(651,012)	(7,566)	(658,578)			(658,578)
Total fixed assets	736,585	71,146	807,731			807,731

Goodwill	-	-	-	45,519	(a)	45,519
TOTAL ASSETS	$869,507	$344,069	$1,213,576			$1,259,095

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

Current liabilities:
Accounts payable and accrued expenses	$2,242,134	$43,944	$2,286,078			$2,286,078
Accrued payroll and related taxes	1,579,740	-	1,579,740			1,579,740
Legal settlement liabilities	575,000	-	575,000			575,000
Loans payable	401,224	-	401,224			401,224
Loan payable - related party	423,876	-	423,876			423,876
Progress Billings	-	36,941	36,941			36,941
Derivative laibility related to convertible debentures	611,954	-	611,954			611,954
Warrant liability related to convertible debentures	701,615	-	701,615			701,615
Convertible debentures	1,033,375	-	1,033,375			1,033,375
Current portion of long-term debt	-	7,901	7,901			7,901
Total current laibilities	7,568,918	88,786	7,657,704			7,657,704
Long-term liabilities	-	131,901	131,901			131,901

TOTAL LIABILITIES	7,568,918	220,687	7,789,605			7,789,605

Stockholders' equity (deficit):
Common stock	41,105	-	41,105	412	(a)	41,517
Additional paid-in capital - Common stock	7,082,891	-	7,082,891	168,489	(a)	7,251,380
Common stock payable	20,000	-	20,000			20,000
Members' equity	-	123,382	123,382	(123,382)	(a)	-
Accumulated income/(deficit) during development stage	(13,843,407)	-	(13,843,407)			(13,843,407)
Total stockholders' deficit	(6,699,411)	123,382	(6,576,029)			(6,530,510)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$869,507	$344,069	$1,213,576			$1,259,095

WINSONIC DIGITAL MEDIA GROUP, LTD.
(A DEVELOPMENT STAGE COMPANY)
and
AUTOMATED INTERIORS, LLC
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
As of March 31, 2006

	WDMG	AI	Pro Forma Adjustments		Combined As Adjusted
REVENUE	$-	$423,991			$423,991

COST OF GOODS SOLD	-	302,180			302,180

GROSS PROFIT	-	121,811			121,811

EXPENSES:
Selling, general and administrative	507,291	59,293			566,584
Selling, general and administrative, related party	211,917	9,000			220,917
Depreciation expense	36,818	1,500			38,318
Total expenses	756,026	69,793			825,819

OPERATING INCOME (LOSS)	(756,026)	52,018			(704,008)

OTHER INCOME/(EXPENSES):
Interest expense	(37,059)	(2,087)			(39,146)
Interest income	211	-			211
Legal settlement costs	(5,000)	-			(5,000)
Unrealized gain on adjustment of derivative and warrant liability to fair value of underlying securities	(595,825)	-			(595,825)

Total other income (expenses)	(637,673)	(2,087)			(639,760)

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	(1,393,699)	49,931			(1,343,768)
			(16,976)	(a)
Provision for income taxes	-	-	16,976	(b)	-
NET INCOME (LOSS)	(1,393,699)	49,931			(1,343,768)

Basic weighted average number of common shares outstanding	40,654,556	411,956			41,066,512

Net income (loss) per basic share	$(0.03)	$0.12			$(0.03)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINING FINANCIAL STATEMENTS
For the Year Ended December 31, 2005,
And
The Three Months ended March 31, 2006

On April 18, 2006, the Company acquired AI in exchange for 411,956 shares of the Company’s common stock. The transaction will be accounted for as a purchase of the net assets of AI, and the operations of AI will be included in the consolidated financial statements of the Company commencing in the 2nd Quarter of 2006. The value of the transaction is based upon the estimated market value of the Company’s common stock during the 30 days prior to and subsequent to April 18, 2006. During that period, the closing price of the Company’s common stock fluctuated between $0.38 and $0.43 per share, which averaged to $0.41 per share. Based on a $0.41 average price per share of the Company’s common stock, the market value of the net assets received from AI totaled $168,901.

The accompanying pro forma financial statements are presented in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed combined balance sheet was prepared as if the transaction occurred on December 31, 2005. To prepare the pro forma unaudited condensed combined statements of operations, the Company’s statements of operations for the periods, including the year ended December 31, 2005, and the three months ended March 31, 2006, have been combined with the statements of operations of AI for the same periods, as if the transaction occurred in the beginning of those respective periods. For comparison of basic earnings per share, the shares exchanged for AI were treated as if they comprised the outstanding shares of AI for the entire period.

To prepare the pro forma unaudited condensed combined balance sheets, the Company’s audited December 31, 2005 balance sheet has been combined with the audited December 31, 2005 balance sheet of AI. This method of combining the balance sheets is only for presentation of pro forma unaudited condensed combined financial statements.

The unaudited pro forma condensed combined financial statements are subject to a number of estimates, assumptions and uncertainties, and do not purport  to reflect the results of operations that would have occurred  had this acquisition taken place on the date indicated; nor do they purport to reflect results of operations that will occur in the future. The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Company included with its annual and quarterly reports.

KEY TO PRO FORMA ADJUSTMENTS

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS:

As of December 31, 2005:

(a)	The entry reflects issuance of 411,956 shares of WDMG common stock in exchange for the net assets of AI, as if the transaction occurred on December 31, 2005.

The entry includes the following elimination entry:

▪	A credit of $412 to common stock representing the par value of the issued shares ($0.001 per share);
▪	A credit of $168,489 to paid-in-capital for the balance of book value obtained;
▪	A charge of $73,450 to members’ equity to eliminate the earnings prior to December 31, 2005; and
▪	A charge of $95,451 to goodwill for the estimated value of shares paid over the historical value of net assets.

As of March 31, 2006:

(a)	The entry reflects issuance of 411,956 shares of WDMG common stock in exchange for the outstanding capital of AI, as if the transaction occurred on March 31, 2006.

The entry includes the following elimination entry:

▪	A credit of $412 to common stock representing the par value of the issued shares ($0.001 per share);
▪	A credit of $168,489 to paid-in-capital for the balance of book value obtained;
▪	A charge of $123,382 to members’ equity for earnings prior to March 31, 2006; and
▪	A charge of $45,519 to goodwill for the estimated value of shares paid over the historical value of assets acquired.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
AND ACCUMULATED DEFICIT:

As of December 31, 2005:

(a)
The entry reflects the estimated pro forma income tax expense of $57,560 at the estimated statutory rate of 34% for the income of AI during the period ended December 31, 2005 (to record the transaction as if the income of AI were included in the combined operations commencing January 1, 2005).

(b)
The entry reflects the utilization of the losses incurred by WDMG during the year ended December 31, 2005, to reduce the combined taxable income of the combined organization and offset the pro forma income tax expense for the period ended December 31, 2005.

As of March 31, 2006:

(a)
The entry reflects the estimated pro forma income tax expense of $16,976 at the estimated statutory rate of 34% for the income of AI during the period ended March 31, 2006 (to record the transaction as if the income of AI were included in the combined operations commencing January 1, 2006).

(b)
The entry reflects the utilization of the losses incurred by WDMG, during the period ended March 31, 2006, to reduce the combined taxable income of the combined organization and offset the pro forma income tax expense for the period ended March 31, 2006.